Exhibit 10.13

MODIFICATION AND AMENDMENT AGREEMENT

This Modification and Amendment Agreement ("Agreement") dated as of June 16, 2006 is entered into by and among BioElectronics Corp., a Maryland corporation (the "Company") and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement

("Subscription Agreement") dated December 8, 2005 relating to an aggregate investment by Subscribers in up to $1,000,000 of principal amount of promissory notes of the Company convertible into shares of the Company’s $.001 par value common stock and Warrants in the amounts set forth on Schedule A attached hereto; and

WHEREAS, on the Initial Closing Date $750,000 of the Purchase Price was paid to the Company and up to $250,000 of the Purchase Price was payable within three business days after the Actual Effective Date, which is the Second Closing Date.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1. All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement and the documents and agreements delivered therewith.

2. The Company agrees to file the Amendment to the SB-2 Registration Statement no later than June 16, 2006.

3. The Company acknowledges that the Liquidated Damages as described in Section 11.4 of the Subscription Agreement which have accrued through June 16, 2006, as more fully described on Schedule A hereto, will be payable in the form of Notes in substantially the same form and upon the same terms and conditions as the Notes issued in the Offering, including but not limited to the inclusion of the Shares issuable upon conversion of these Notes, in the Amendment to the Registration Statement to be filed by the Company no later than June 16, 2006.

4. The Fixed Conversion Price, as set forth in Section 3.1 of the Note, shall be $0.18.

5. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date. The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date.

6. Subscribers agree to accelerate a funding of an aggregate of $100,000 of the Second Closing Purchase Price in the amounts set forth on the signature page hereto ("Interim Funding"). The balance of the Second Closing Purchase Price will be funded on the Second Closing Date pursuant to the Subscription Agreement.

7. The Company undertakes to set aside $20,000 from the proceeds of the Interim Funding for legal fees payable to their attorneys for the preparation and filing of the Amendment to the SB-2 Registration Statement.

8. The Subscribers agree to waive Liquidated Damages payable in connection with the initial sixty (60) day period following the Closing Date of the Interim Funding.  However, if the Actual Effective Date of the Registration Statement is after sixty (60) days following the Closing Date of the Interim Funding, Liquidated Damages will once again begin to accrue beginning on day sixty-one (61), as further described in the Transaction Documents.

9. All of the terms and conditions described in Section 2 of the Subscription Agreement in reference to the Second Closing shall apply to the Interim Funding Closing, as if such representations and warranties were made and given on all such dates except for the requirement that the Registration Statement be declared effective as a condition to the Second Closing.

10. All other terms and conditions of the Transaction Documents, including any damages or interest which have accrued shall remain in full force and effect and payable.

11. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

BIOELECTRONICS CORP.
the "Company"

By: /s/ Andrew J. Whelan
Name: Andrew J. Whelan
Title: President

ALPHA CAPITAL AKTIENGESELLSCHAFT	WHALEHAVEN CAPITAL FUND LIMITED

HARBORVIEW MASTER FUND LP

SCHEDULE A

	INITIAL CLOSING	INTERIM	ACCRUED	SECOND
SUBSCRIBER	NOTE PRINCIPAL	CLOSING	LIQUIDATED	CLOSING
		AMOUNT	DAMAGE NOTES	AMOUNT
ALPHA CAPITAL	$400,000.00	$53,534.00		$80,000.00
AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
WHALEHAVEN CAPITAL FUND	$250,000.00	$33,333.00		$50,000.00
LIMITED
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
Fax: (441) 292-1373
HARBORVIEW MASTER FUND LP	$100,000.00	$13,133.00		$20,000.00
850 Third Avenue, Suite 1801
New York, NY 10022
Fax: (646) 218-1401
TOTAL	$750,000.00	$100,000.00		$150,000.00